As filed with the Securities and Exchange Commission on April 5, 2006

                                                    Registration No. 333-108608

===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                           GENELABS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

                    California                    94-3010150
       --------------------------------    --------------------------
        (State or other jurisdiction of      (I.R.S. Employer
         incorporation or organization)       Identification No.)

                               505 Penobscot Drive
                         Redwood City, California 94063
                                 (650) 369-9500

   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            -------------------------

                               Adrian Arima, Esq.
                         Vice President, General Counsel
                           Genelabs Technologies, Inc.
                               505 Penobscot Drive
                         Redwood City, California 94063
                                 (650) 369-9500

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            -------------------------

                                    Copy to:
                             Gregory C. Smith, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                        525 University Avenue, Suite 1100
                           Palo Alto, California 94301
                                 (650) 470-4500
                            -------------------------

Approximate date of commencement of proposed sale to the public: Not Applicable

                  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: |_|

                  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: |_|

                  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                  If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. |_|

                  If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. |_|

                            -------------------------

===============================================================================

Explanatory Note:


         On September 5, 2003, Genelabs Technologies, Inc., a California corporation, filed a Registration Statement on Form S-3 (Registration No. 333-108608) which registered securities in an aggregate amount of $50,000,000. This Post-Effective Amendment No. 1 is being filed to deregister the portion of such securities that have not been sold as of the date hereof. The aggregate amount of the unsold securities is $18,490,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redwood City, State of California on April 5, 2006.

                                GENELABS TECHNOLOGIES, INC.


                                By:  /s/ James A.D. Smith
                                    ----------------------------------------
                                Name:  James A.D. Smith
                                Title: President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    Name                                         Title                             Date
-------------------------------------   ------------------------------------------------    ---------------------


        /s/ James A. D. Smith               President and Chief Executive Officer and         April 5, 2006
------------------------------------                        Director
            James A. D. Smith

        /s/ Matthew M. Loar                      Chief Financial Officer and Chief            April 5, 2006
-------------------------------------                    Accounting Officer
            Matthew M. Loar

                    *
-------------------------------------         Chairman of the Board of Directors              April 5, 2006
            Irene A. Chow, Ph.D.

                     *
-------------------------------------                           Director                      April 5, 2006
              Arthur Gray, Jr.

                     *
-------------------------------------                           Director                      April 5, 2006
                H. H. Haight

                     *
-------------------------------------                           Director                      April 5, 2006
                Alan Y. Kwan


* By: /s/ Matthew M. Loar
      -------------------------
         Matthew M. Loar
         Attorney-in-fact